                                                                    EXHIBIT 10.1

                                JOINDER AGREEMENT

         JOINDER AGREEMENT dated as of October 7, 2003, by the undersigned, Premere Outdoor, Inc., (the "Additional Subsidiary Guarantor"), in favor of JP Morgan Chase Bank, as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         Lamar Media Corp. (formerly Lamar Advertising Company), a Delaware corporation (the "Borrower"), and certain of its subsidiaries (collectively, the "Existing Subsidiary Guarantors" and, together with the Borrower, the "Securing Parties") are parties to a Credit Agreement dated March 7, 2003 (as modified and supplemented and in effect from time to time, the "Credit Agreement", providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the lenders therein (collectively, together with any entity that becomes a "Lender" party to the Credit Agreement after the date hereof as provided therein, the "Lenders" and, together with Administrative Agent and any successors or assigns of any of the foregoing, the "Secured Parties") to the Borrower in an aggregate principal or face amount not exceeding $1,250,000,000 (which, in the circumstances contemplated by Section 2.01(d) thereof, may be increased to $1,750,000,000). In addition, the Borrower may from time to time be obligated to one or more of the Lenders under the Credit Agreement in respect of one or more Swap Agreements under and as defined in the Credit Agreement (collectively, the "Swap Agreements").

         In connection with the Credit Agreement, the Borrower, the Existing Subsidiary Guarantors and the Administrative Agent are parties to the Pledge Agreement dated March 7, 2003 (the "Pledge Agreement") pursuant to which the Securing Parties have, inter alia, granted a security interest in the Collateral (as defined in the Pledge Agreement) as collateral security for the Secured Obligations (as so defined). Terms defined in the Pledge Agreement are used herein as defined therein.

         To induce the Secured Parties to enter into the Credit Agreement, and to extend credit thereunder and to extend credit to the Borrower under Hedging Agreements, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Additional Subsidiary Guarantor has agreed to become a party to the Credit Agreement and the Pledge Agreement as a "Subsidiary Guarantor" thereunder, and to pledge and grant a security interest in the Collateral (as defined in the Pledge Agreement).

         Accordingly, the parties hereto agree as follows:

         Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Joinder to Agreements. Effective upon the execution and delivery hereof, the Additional Subsidiary Guarantor hereby agrees that it shall become a "Subsidiary Guarantor" under and for all purposes of the Credit Agreement and the Pledge Agreement with all the rights and obligations of a Subsidiary Guarantor thereunder. Without limiting the generality of the foregoing, the Additional Subsidiary Guarantor hereby:

                  (i) jointly and severally with the other Subsidiary Guarantors party to the Credit Agreement guarantees to each Secured Party and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations in the same manner and to the same extent as is provided in Article III of the Credit Agreement;

                  (ii) pledges and grants the security interests in all right, title and interest of the Additional Subsidiary Guarantor in all Collateral (as defined in the Pledge Agreement) now owned or hereafter acquired by the Additional Subsidiary Guarantor and whether now existing or hereafter coming into existence provided for by Article III of the Pledge Agreement as collateral security for the Secured Obligations and agrees that Annex 1 thereof shall be supplemented as provided in Appendix A hereto;

                  (iii)    makes the representations and warranties set forth in
         Article IV of the Credit Agreement and in Article II of the Pledge Agreement, to the extent relating to the Additional Subsidiary Guarantor or to the Pledged Equity evidenced by the certificates, if any, identified in Appendix A hereto; and

                  (iv) submits to the jurisdiction of the courts, and waives jury trial, as provided in Sections 10.09 and 10.10 of the Credit Agreement.

         The Additional Subsidiary Guarantor hereby instructs its counsel to deliver the opinions referred to in Section 6.10(a)(iii) of the Credit Agreement to the Secured Parties.

         IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

                                         Premere Outdoor, Inc.
                                         an Illinois corporation

                                         By: /s/ Keith A. Istre
                                             --------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer

Attested:

By: James R. McIlwain
    --------------------------------
    James R. McIlwain, Secretary

Accepted and agreed:

JP MORGAN CHASE BANK,
  as Administrative Agent

By: /s/ Joan M. Fitzgibbon
    --------------------------------
  Title: Managing Director

The undersigned hereby respectively pledges and grants a security interest in the Pledged Equity and evidenced by the certificate listed in Appendix A hereto and agrees that Annex 1 of the above-referenced Pledge Agreement is hereby supplemented by adding thereto the information listed on Appendix A.

Lamar Advantage GP Company, LLC, Issuee

By: Lamar Central Outdoor, Inc.,
Its Managing Member

By: /s/ Keith A. Istre
    ----------------------------------
    Keith A. Istre
Title: Vice President-Finance

Supplement to Annex 1

                                                 Appendix A to Joinder Agreement

  Pledgor
 Ownership          Issuer          No. Shares   Cert. No.            %
   Lamar     Premere Outdoor, Inc.    1,000         4                 100
 Advantage                          shares or
GP Company,                          common
   LLC                              stock, no
                                    par value

                  SCHEDULE OF ADDITIONAL SUBSIDIARY GUARANTORS

GUARANTOR*                                       DATE OF JOINDER AGREEMENT
----------                                       -------------------------
Ham Development Corporation                           October 7, 2003
10 Outdoor Advertising, Inc.                          October 21, 2003
Lamar California Acquisition Corporation              October 21, 2003

*The supplements to Annex 1/Appendix A to the Joinder Agreements of each additional guarantor are set forth below in their entirety.

           SUPPLEMENT TO HAM DEVELOPMENT CORPORATION JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1
                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP              ISSUER         NO. SHARES       CERT. NO.     %
-----------------              ------         ----------       ---------     -
Lamar Central Outdoor, Inc.  Ham Development  1,000 shares        5         100
                             Corporation      of common
                                              stock, no
                                              par value

          SUPPLEMENT TO 10 OUTDOOR ADVERTISING, INC. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

   PLEDGOR OWNERSHIP                 ISSUER               NO. SHARES  CERT. NO.   %
   -----------------                 ------               ----------  ---------   -
The Lamar Company, L.L.C.   10 Outdoor Advertising, Inc.    1000         1       100

    SUPPLEMENT TO LAMAR CALIFORNIA ACQUISITION CORPORATION JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1
                                                 APPENDIX A TO JOINDER AGREEMENT

     PLEDGOR OWNERSHIP              ISSUER             NO. SHARES    CERT. NO.   %
     -----------------              ------             ----------    ---------   -
Lamar Central Outdoor, Inc.  Lamar California         100 shares of     2       100
                             Acquisition Corporation  common stock,
                                                      $.01
                                                      par value